UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February  22, 2018  (February  21,  2018)

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000‑24389	36‑4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois      60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 932‑8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]            Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR    240.14d‑2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 2.02 Results of Operations and Financial Condition

The information contained in this Form 8‑K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February  21, 2018, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the fourth quarter and year ended December 31, 2017.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to adjusted EBITDA and provided a reconciliation of net income to adjusted EBITDA.  Adjusted EBITDA, which is adjusted earnings before interest, taxes, depreciation, amortization and long-term incentive compensation is computed by adding back net interest expense, income tax expense, depreciation expense, amortization expense and long-term incentive compensation expense to net income as reported.

The press release contained a reference to Non-GAAP Net Income and provided a reconciliation of net income to Non-GAAP Net Income. Non-GAAP Net Income is computed by adding back long term compensation expense, amortization of purchased intangible assets, the corresponding tax impact of the two adjustments and the impact of tax reform to net income.

The press release also contained a reference to Non-GAAP Diluted Earnings Per Share. Non-GAAP Diluted Earnings Per Share is the same as Non-GAAP Net Income described above on a fully diluted per share basis.

ITEM 9.01 Financial Statements and Exhibits

(d)   Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated February 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2018	VASCO Data Security International, Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer